UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2014

Par Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner Road, Suite 875 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

(713) 969-3293

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 5, 2014, Par Petroleum Corporation (the “Company”), through its wholly owned subsidiary Hawaii Independent Energy, LLC (“HIE”), issued a press release announcing that Bill Haywood, chief executive officer of HIE, stepped down, effective as of that date. The Company also announced that Kapolei Refinery Vice President Tom Weber will remain the refinery manager and assume the responsibilities of Mr. Haywood. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated September 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Petroleum Corporation

Dated: September 9, 2014	/s/ Brice Tarzwell
Brice Tarzwell Senior Vice President, Chief Legal Officer and Secretary

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